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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2003


                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-14227                   13-3317668
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)



 399 Executive Boulevard, Elmsford, NY                                  10523
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(Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (914) 592-2355


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press release issued by American Bank Note Holographics, Inc., dated August 11, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 11, 2003, American Bank Note Holographics, Inc. announced its results of operations for the quarter and six months ended June 30, 2003. A copy of the press release issued by American Bank Note Holographics, Inc. relating thereto is furnished herewith as Exhibit 99.1.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.


Date: August 13, 2003                 By: /s/ Kenneth H. Traub
                                          ----------------------------------
                                          Kenneth H. Traub
                                          President and Chief Executive Officer